Exhibit 10.2

LIQUIDITY ELECTION FORM
SILVER POINT SPECIALTY LENDING FUND

THE LIQUIDITY TRANSACTION WILL EXPIRE AT
9:30 A.M., EASTERN TIME, ON APRIL 30, 2025

____________________

Pursuant to the Liquidity Transaction Notice, dated February 14, 2025 (the “Liquidity Transaction Notice”), Silver Point Specialty Lending Fund (the “Fund”) notified its shareholders (the “Shareholders”) of their right to transfer to other investors in exchange for cash all or a portion of their Common Shares as of May 1, 2025, or as soon thereafter as reasonably practicable (the “Liquidity Transaction” and such date, the “Liquidity Transaction Date”), at a price per share equal to the Fund’s most recent month-end net asset value per Common Share.

By executing this Election Form and electing to transfer all or a portion of their Common Shares by participating in the Liquidity Transaction, a Shareholder hereby (i) elects to participate in the Liquidity Transaction and transfer the percentage of Common Shares identified below; (ii) agrees to the terms and conditions set forth in the Liquidity Transaction Notice and the information statement to which this Election Form is attached (the “Information Statement”); and (iii) makes the applicable representations, warranties and covenants included on Annex A hereto.

If you are not interested in transferring any portion of your Common Shares at this time, and wish to remain invested in the Fund, please indicate so by selecting the applicable box on the Election Form.

This Election Form will be irrevocable by the Shareholder as of 9:30 a.m. Eastern Time on April 30, 2025, or such later date to which the Liquidity Transaction may be extended by the Fund (as applicable, the “Expiration Date”). Shareholders who have returned a completed and duly executed Election Form may change their election at any time prior to 9:30 a.m. Eastern Time on the Expiration Date by writing to IROPS@silverpointcapital.com and returning a new completed and duly executed Election Form.

The failure of any Shareholder to execute and deliver a complete and correct Election Form on or prior to 9:30 a.m. Eastern Time on the Expiration Date shall constitute a binding and irrevocable election by such Shareholder to transfer all of its Common Shares in the Liquidity Transaction (a “Deemed Election”).

The acceptance by the Fund of (i) an Election Form of a shareholder electing to transfer all or a portion of their Common Shares by participating in the Liquidity Transaction or (ii) a Deemed Election will constitute a binding agreement among the Electing Shareholder, the Fund and Liquidity Escrow Trust, a Maryland statutory trust, that will be the purchaser (on behalf of certain third party purchasers) of the Common Shares transferred in the Liquidity Transaction (the “Liquidity Escrow Trust”), upon the terms and subject to the conditions of the Liquidity Transaction. By submitting this Election Form or making a Deemed Election, and in accordance with the terms and conditions of the Liquidity Transaction, you shall be deemed to make the representations, warranties, covenants, acknowledgments and agreements included on Annex A hereto.

Before making your election, you are urged to (i) read in its entirety the confidential offering memorandum (together with any supplements thereto and as may be amended from time to time, the “Memorandum”), which is attached as Exhibit B to the Information Statement and includes additional information regarding the Fund, including a description of certain changes to the Fund that will be effective after the Liquidity Transaction Date, and (ii) consult your legal, financial, tax and other advisors.

Shareholders who complete and return this Election Form or make a Deemed Election hereby consent to the termination of the Shareholders Agreement, which shall be terminated on the Liquidity Transaction Date.

Liquidity Election Form – Page 1

Name of Shareholder:

Place an ☒ in one of the following boxes and fill in the blank, if necessary.
☐

I do not elect to transfer Common Shares in the Liquidity Transaction. By checking this box, I certify that:

•
I shall remain invested in the Fund at this time.
•
I have reviewed the Memorandum and understand the Fund will operate as described in the Memorandum from and after the Liquidity Transaction Date.
•
I hereby make the applicable representations, warranties and covenants included on Annex A hereto.

☐

I elect to transfer 100% of my Common Shares in the Liquidity Transaction. By checking this box, I certify that:

•
I hereby make the applicable representations, warranties and covenants included on Annex A hereto.

☐

I elect to transfer a portion of my Common Shares in the Liquidity Transaction. By checking this box, I certify that:

•
I shall remain invested in the Fund at this time with respect to the Common Shares I do not elect to transfer in the Liquidity Transaction.
•
I have reviewed the Memorandum and understand the Fund will operate as described in the Memorandum from and after the Liquidity Transaction Date.
•
I hereby make the applicable representations, warranties and covenants included on Annex A hereto.

	The percentage of my Common Shares I elect to transfer is:	%

X
	Signature	Date

Name(s)

Title (if applicable)

Home address (for individuals) or office address (for entities)

Liquidity Election Form – Page 2

ANNEX A

REPRESENTATIONS, WARRANTIES AND COVENANTS

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Information Statement, dated April 4, 2025.

1.
By executing the Election Form or making a Deemed Election, you represent, warrant, acknowledge and agree for the benefit of the Fund and the Adviser and their respective affiliates, and, if you are an Electing Shareholder or making a Deemed Election, the Liquidity Escrow Trust and its affiliates, as follows:
a.
The Information Statement and its exhibits and attachments, including the Election Form and the Memorandum, have been delivered to and received by you.
b.
YOU ACKNOWLEDGE THAT THE ELECTION FORM IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE INFORMATION STATEMENT. YOU CERTIFY THAT YOU ARE NOT RELYING ON ANY STATEMENTS, PROMISES OR REPRESENTATIONS, WHETHER ORAL OR WRITTEN, AND ARE ONLY RELYING ON THE INFORMATION SET FORTH IN THE INFORMATION STATEMENT.
c.
You have full power and authority to execute, deliver and enter into the Election Form. The signature on the Election Form is genuine, and the Election Form constitutes your legal, valid and binding obligation, enforceable in accordance with its terms.
d.
You have obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit you to enter into this Election Form and, if applicable, to consummate the transactions contemplated hereby and thereby.
e.
You have duly executed the Election Form, and the information contained therein is complete, true and accurate.
f.
The execution, delivery and performance of this Election Form by you does not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which you are a party or by which you are bound or to which any of your properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate your organizational documents (to the extent applicable), or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which you are subject.
g.
You acknowledge that, under certain circumstances set forth in the Information Statement, including the failure to obtain shareholder approval of the Shareholder Approval Matters, the Fund may terminate the Liquidity Transaction or may postpone the completion of the Liquidity Transaction, or may not be required to complete the Liquidity Transaction.
h.
You agree to notify the Fund immediately of any material change in any of the information provided by the undersigned herein that occurs prior to the completion of the Liquidity Transaction.

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i.
You hereby consent to the termination of the Shareholders Agreement effective as of the Liquidity Transaction Date.
j.
You acknowledge and agree that in the event of any breach by you of the Election Form, the Fund or the Adviser or, if you are an Electing Shareholder, the Liquidity Escrow Trust, may institute a lawsuit against you for damages and any other available remedies, including if you are an Electing Shareholder, specific performance of your obligation to sell Common Shares, if applicable. You agree to pay on demand all costs and expenses (including reasonable attorneys’ fees) incurred by or on behalf of each such person in connection with the enforcement of the Election Form against you as a result of a default by you.
k.
You acknowledge and agree that the Fund and the Adviser and, if you are an Electing Shareholder, the Liquidity Escrow Trust, would have no adequate remedy at law for any breach by you of the Election Form, and you consent to the application of the remedies provided herein in recognition of the risk and speculative damages your default would cause the Fund and the other Shareholders, and you further agree that the availability or application of such remedies shall not preclude any other remedies which may be available at law, in equity, by statute or otherwise in respect of any default by you in the performance of your obligations under the Election Form. The Fund and the Adviser and, if you are an Electing Shareholder, the Liquidity Escrow Trust, may pursue any remedies against you available to them, subject to applicable law. No course of dealing between any such party and you, and no delay in exercising any right, power or remedy conferred herein or existing at law or in equity or by statute or otherwise, will operate as a waiver or otherwise prejudice any such right, power or remedy.
l.
You agree to indemnify the Fund, the Adviser and each of their respective affiliates, and, if you are an Electing Shareholder, the Liquidity Escrow Trust and its affiliates, and each other person, if any, who controls, is controlled by, or is under common control with, any of the foregoing (each, an “Indemnified Person”), against any and all loss, liability, claim, damage and expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever, including reasonable attorneys’ fees) arising out of or based upon (i) any false representation or warranty made by you, or breach or failure by you to comply with any covenant or agreement made by you, in the Election Form or in any other document furnished by you to any of the foregoing in connection with this transaction or (ii) any action for securities law violations instituted by you which is finally resolved by judgment against you. You also agree to indemnify each Indemnified Person and their agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from your assertion of lack of proper authorization from the beneficial owner to enter into the Election Form or perform the obligations hereof.
m.
You agree that:
i.
The Election Form: (i) shall be binding upon you and your heirs, legal representatives, successors and permitted assigns and shall inure to the benefit of the Fund and its successors and assigns; and (ii) shall, if you consist of more than one person, be the joint and several obligation of each such person.
ii.
If any provision of the Election Form is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such

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applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.
iii.
The Election Form may be signed by any party under hand or by way of an electronic signature or by a signature or a representation of a signature affixed by mechanical means and may be reproduced as an electronic record and delivered to the Fund by facsimile, by electronic mail or by delivery through a web or other electronic portal. The Fund may take such steps as it deems appropriate to determine the reliability of any electronic signature. Each party acknowledges and agrees that any portable document format (PDF) file, facsimile or other reproduction of its signature on any counterpart shall be equal to and enforceable as its original signature and that any such reproduction shall be a counterpart hereof that is fully enforceable in any court or arbitral panel of competent jurisdiction.
iv.
The Election Form and any and all actions or controversies arising out of this Election Form, including, without limitation, tort claims, shall be governed by, construed and enforced in accordance with the internal laws of the State of Maryland, without regard to the choice of law principles thereof that would result in the application of the substantive law of any jurisdiction other than the State of Maryland.
v.
Dispute Resolution. (A) Subject to applicable law, the Investor, the Adviser and the Fund and, if you are an Electing Shareholder, the Liquidity Escrow Trust (each, a “Party” and collectively, the “Parties”) hereby agree that the Parties shall submit all disputes, claims or controversies of any kind arising among them (including, without limitation, any disputes in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this, or any other agreement, whether entered into prior, on or subsequent to the date hereof and any question as to whether any particular dispute, claim or controversy is subject to arbitration hereunder) (each a “Controversy” and collectively, “Controversies”) to mediation and arbitration in accordance with the provisions set forth herein, which shall be the exclusive remedy for such Controversies; provided, solely upon a finding of a court of competent jurisdiction that any Controversy may not be made subject to such exclusive remedy under applicable law, then the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for any proceeding brought with respect to such Controversy. Unless the Fund consents in writing to the selection of a different forum, to the fullest extent permitted by law, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Investment Company Act of 1940 or other federal securities law. The Parties understand that: (i) arbitration is final and binding on the Parties; (ii) the Parties are waiving their rights to seek remedies in court, including the right to a jury trial; and (iii) pre-arbitration discovery, as set forth below in more detail, is more limited than and different from court proceedings.

(B) Mediation. The Parties shall endeavor to settle any dispute by mediation under the International Institute for Conflict Prevention & Resolution (“CPR”)

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Mediation Procedure then in effect. Unless otherwise agreed, the Parties will select a mediator from the CPR Panels of Distinguished Neutrals.

(i) The Parties shall discuss their differences in good faith and attempt, with the mediator’s assistance, to reach an amicable resolution of the dispute. The mediation shall be confidential and shall not be admissible in any subsequent proceeding by one Party against the other Party. The mediator may not testify for either Party in any later proceeding relating to the dispute. The mediation proceedings shall not be recorded or transcribed.

(ii) Each Party shall bear its own costs in the mediation. The Parties shall share equally the fees and expenses of the mediator. If the Parties have not resolved a dispute within 90 days after written notice beginning the mediation (or a longer period, if the Parties agree to extend the mediation), the mediation shall terminate and the dispute shall be settled by arbitration.

(C) Arbitration. Any dispute between the Parties, which has not been resolved by mediation, as provided herein, shall be finally resolved by arbitration.

(i) The arbitration will be conducted in accordance with the procedures in this Liquidity Election Form and the CPR Rules for Non-Administered Arbitration (“Rules”) then in effect, or such other rules and procedures as the Parties may agree. In the event of a conflict, the provisions of this Liquidity Election Form will control.

(ii) All claims or causes of action (whether in contract, tort or otherwise) that are governed by and brought pursuant to the arbitration provisions in this subsection (C) shall be governed by and interpreted solely by reference to Maryland law, without regard to the conflicts of law principles of any other state or country. Notwithstanding the preceding sentence, the Federal Arbitration Act shall apply to the enforceability of the arbitration provisions in this subsection (C).

(iii) Any request for arbitration must take place within a reasonable time after a claim has arisen, but in no event after the statute of limitations on a legal claim based on the facts of the claim has expired.

(iv) The arbitration will be conducted before a panel of three independent and impartial arbitrators all of whom shall be appointed by CPR pursuant to the procedures provided for in the Rules wherein each Party numbers the arbitrator candidates proposed by CPR in order of preference and CPR shall designate as arbitrators the nominees willing to serve for whom the Parties collectively have indicated the highest preference. Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of any of these procedures, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator may be appointed unless he or she has agreed in writing to the procedures set forth in this Liquidity Election Form. The arbitration shall be conducted in English. The place of the arbitration shall be New York, New York.

(v) The arbitration panel shall have no power to award non-monetary or equitable relief of any sort or to make an award or impose a remedy that (i) is

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inconsistent with the agreement to which these procedures are attached or any other agreement relevant to the dispute, or (ii) could not be made or imposed by a court deciding the matter applying Maryland law. The arbitration panel is not authorized to award any consequential, special, exemplary or punitive damages whatsoever, and the Parties agree not to enforce any part of any award inconsistent with this limitation on the award of the arbitration.

(vi) The arbitration will be conducted only on an individual basis and not in a class, consolidated or representative action.

(vii) Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the Party seeking discovery.

(viii) All expenses and fees of the arbitrators, expenses for hearing facilities, stenographers, and other expenses of the arbitration shall be borne equally by the Parties. Each Party shall bear its own attorneys’ fees incurred in connection with the arbitration.

(ix) The arbitration shall be confidential. None of the Parties shall disclose any information about the fact of the arbitration, claims asserted in the arbitration, the evidence adduced in the arbitration, documents produced in connection with the proceeding, or the decision of the arbitration panel except to the extent (A) necessary to enforce an arbitral award (in which event the Party shall file (or seek leave to file, if required to do so) the arbitration decision under seal), (B) ordered (1) in the course of a judicial or regulatory proceeding, or (2) by other governmental authority, or (3) to comply with legal or regulatory requirements. Before making any disclosure permitted by the foregoing, the disclosing Party shall, to the extent practicable, give the other Party reasonable notice of and an opportunity to object to the intended disclosure. The witnesses and stenographic reporters shall sign appropriate nondisclosure agreements to preclude disclosure of (1) the existence of the arbitration proceeding; (2) the dispute(s) subject to the arbitration proceeding; (3) any testimony in the arbitration proceeding; and (4) any confidential information disclosed to any such witness or stenographic reporters in the arbitration.

(x) The result of the arbitration shall be binding on the Parties, and judgment on the arbitration award may be entered in any court having jurisdiction.

(xi) An appeal may be taken under the CPR Arbitration Appeal Procedure (the “Appeal Procedure”) from any final award of an arbitral panel in any arbitration arising out of or related to this Liquidity Election Form that is conducted in accordance with the requirements of such Appeal Procedure. Unless otherwise agreed by the Parties and the appeal tribunal, the appeal shall be conducted at the place of the original arbitration. Moreover, pursuant to the Appeal Procedure, an unsuccessful appellant is required to reimburse the appellee’s legal fees and other costs of the appeal, unless the tribunal orders otherwise.

(D) The Investor hereby agrees that, in the event that any one or more of these dispute resolution provisions of this Section 1.m.v shall be held to be invalid, illegal, inapplicable, unenforceable or are not enforced for any other reason, the

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validity, legality, applicability and enforceability of the remainder of this Liquidity Election Form (including Section 1.m.v) shall not in any way be affected or impaired thereby; and the Investor hereby waives, and agrees that it shall not have, any right to challenge this Liquidity Election Form (including Section 1.m.v) and also waives, and agrees that it shall not have, any right to assert a claim that any other provision of this Liquidity Election Form is invalid if this Section 1.m.v or any portion thereof is found to be invalid, illegal, inapplicable or unenforceable for any reason. Notwithstanding the above, in the event that the provision in paragraph vi of Section XIV(C) prohibiting class or consolidated actions shall held by a court or deemed by an arbitrator to be invalid, illegal, inapplicable, unenforceable or is not enforced for any other reason, then the Adviser may declare that this Section XIV shall be unenforceable and shall no longer form part of this Liquidity Election Form.

(E) EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT, BY AGREEING TO BINDING ARBITRATION AS PROVIDED IN THIS LIQUIDITY ELECTION FORM, EACH OF THE PARTIES IS GIVING UP, AMONG OTHER THINGS, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JUDGE OR JURY WITH REGARD TO THE MATTERS WHICH ARE REQUIRED TO BE SUBMITTED TO BINDING ARBITRATION PURSUANT TO THE TERMS HEREOF.

n.
You acknowledge and agree that, to the extent any withholding or other tax obligations are determined on the basis of, or otherwise attributable to, your status, characteristics, actions, or inactions (or otherwise specifically attributable to you or required or permitted to be economically allocated to you under the Fund’s Second Amended and Restated Declaration of Trust (the “Declaration”)), including withholding taxes attributable to you and your allocable share of “imputed underpayments” under the Partnership Audit Rules (as defined in the Declaration), the Fund shall have the right to cause you to bear the economic burden of such taxes (including, by issuing an invoice to you subsequent to the Liquidity Transaction Date).
o.
You acknowledge that, for U.S. federal income tax purposes, the Fund is currently treated as a partnership and intends to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes effective on the day after the date of the Liquidity Transaction and, accordingly, if you do not sell 100% of your Common Shares pursuant to this Election Form, you will be treated for U.S. federal income tax purposes as receiving a liquidating distribution of RIC shares in exchange for your partnership interest (the “Deemed Exchange”). In order to confirm that no withholding is required under Section 1446(f) of the Code upon the Deemed Exchange, if you have not previously provided the Fund a valid Form W-9 that remains in effect, you hereby declare, under penalties of perjury, that you have reviewed the following certifications and they are, to the best of your knowledge and belief, true, correct, and complete, and that, if this Election Form is being provided on behalf of an entity, the signatories hereto have authority to sign this document on the entity’s behalf:
i.
This document constitutes a certification pursuant to the requirements under Treasury Regulations Section 1.1446(f)-2(b)(6).

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ii.
The Shareholder’s name and address as set forth above are true and correct.
iii.
Check one:

[ ] Your U.S. taxpayer identification number is _______________, or

[ ] You do not have and are not required to have a U.S. taxpayer identification number.

iv.
You are not required to recognize any gain or loss with respect to the Deemed Exchange because the Deemed Exchange qualifies for non-recognition as a partnership distribution of property under Section 731 of the Code.
p.
If you are selling any portion of your Common Shares pursuant to this Election Form and do not provide a new duly executed and completed IRS Form W-9 in connection herewith, you may be subject to withholding under Section 1446(f) on the Code of up to 10% of the “amount realized” by you on the sale, and you authorize Fund, the Adviser, the Liquidity Escrow Trust and their affiliates may make and report all such withholding to the extent required by law, as determined in their discretion.
2.
If you are an Electing Shareholder or making a Deemed Election, by executing the Election Form or making a Deemed Election, you represent, warrant, acknowledge and agree for the benefit of the Fund, the Adviser and their respective affiliates, and the Liquidity Escrow Trust and its affiliates, as follows:
a.
You are the owner of all of the Common Shares you have elected to transfer in the Liquidity Transaction.
b.
You acknowledge that the Fund established the Liquidity Escrow Trust to facilitate the completion of the Liquidity Transaction, and the Liquidity Escrow Trust will be the initial purchaser of any Common Shares you sell in connection with the Liquidity Transaction. As soon as practicable following the completion of the purchase of Common Shares from an Electing Shareholder, the Liquidity Escrow Trust will distribute such Common Shares to its investors on a pro rata basis.
c.
You have good and marketable title to the Common Shares and, as of the Liquidity Transaction Date, your Common Shares shall be free and clear of all pledges, liens, charges, encumbrances, security interests and rights of third parties of any kind.
d.
You are selling all of your Common Shares by participating in the Liquidity Transaction, unless you have checked the appropriate box indicating that you are participating in the Liquidity Transaction by selling a percentage of your Common Shares. You acknowledge and agree that if you elect to participate in the Liquidity Transaction and do not specify a percentage of your Common Shares to be sold in the Liquidity Transaction, you shall be deemed to have elected to sell all of your Common Shares in the Liquidity Transaction.
e.
Upon request, you will execute and deliver any additional documents deemed by the Fund to be reasonably necessary or desirable to complete the sale and transfer of your Common Shares pursuant to the Liquidity Transaction, and you will take any such other actions as reasonably requested by the Fund.

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f.
The wire instructions currently on file with the Fund shall be used for the payment to you of the Purchase Price for your Common Shares transferred in the Liquidity Transaction, and you hereby authorize the Fund to provide such wire instructions to the custodian of the Liquidity Escrow Trust.
g.
The Fund may provide a copy of your completed Election Form to the Liquidity Escrow Trust and any other parties necessary or advisable to complete the Liquidity Transaction.
h.
You agree to (i) relinquish all right, title and interest of every kind, nature and description in the Common Shares being transferred hereby and (ii) cease to be holder of the Common Shares being transferred hereby and relinquish all of your rights, obligations and liabilities with respect to such Common Shares, including with respect to taxes assessed or refunded at the level of the Fund (but, for the avoidance of doubt, you remain liable for any obligations described in Section 1.n.).
i.
Notwithstanding any provision of the Fund’s Declaration of Trust, Bylaws and Investment Advisory Agreement (as each may be amended from time to time) to the contrary, you acknowledge and agree that, following the Liquidity Transaction Date, all distributions and other payments made in connection with your Common Shares being transferred hereby shall be payable to and paid to the benefit of other investors acquiring your Common Shares in the Liquidity Transaction.

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EXHIBIT B

CONFIDENTIAL OFFERING MEMORANDUM

[Omitted]

Confidential Offering Memorandum

EXHIBIT C

PROXY STATEMENT

[Omitted]

Proxy Statement